UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2019

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6300 S. Syracuse Way, Suite 300
Centennial, Colorado 80111
(Address of principal executive offices, including zip code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Item 2.02 Results of Operations and Financial Condition
On May 6, 2019, National CineMedia, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal first quarter ended March 28, 2019. A copy of the press release is furnished as Exhibit 99.1 to this report.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07  Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 2, 2019. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below. Each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting was approved.

Proposal No. 1 — Election of Directors

Name	For	Withheld	Broker Non-Votes
Thomas F. Lesinski	64,865,326	1,279,029	6,415,478
Andrew P. Glaze	64,786,260	1,358,095	6,415,478
Lawrence A. Goodman	65,134,783	1,009,572	6,415,478
David R. Haas	65,386,741	757,614	6,415,478
Kurt C. Hall	63,067,025	3,077,330	6,415,478
Lee Roy Mitchell	63,010,786	3,133,569	6,415,478
Mark B. Segall	64,656,426	1,487,929	6,415,478
Renana Teperberg	62,782,205	3,362,150	6,415,478

Proposal No. 2 — Advisory Approval of the Company’s Executive Compensation

For	Against	Abstentions	Broker Non-Votes
65,125,120	928,048	91,187	6,415,478

Proposal No. 3 — Ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the 2019 fiscal year

For	Against	Abstentions	Broker Non-Votes
71,959,947	495,555	104,331	—

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of National CineMedia, Inc. dated May 6, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: May 6, 2019	By:	/s/ Katherine L. Scherping
Katherine L. Scherping
Chief Financial Officer